EXHIBIT 99.1


                                 MBIA
                     CERTIFICATE GUARANTY INSURANCE POLICY

                                                          POLICY NUMBER: 31849

OBLIGATIONS:  $615,000,000
              PROVIDENT BANK HOME EQUITY LOAN TRUST 2000-1
              Home Equity Loan Asset-Backed Certificates, Series 2000-1 Class A-1 (the "Group 1 Certificates") and
              Class A-2 (the "Group 2 Certificates")

     MBIA Insurance Corporation (the "Certificate Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Certificate Insurer by Norwest Bank Minnesota, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. 'The Certificate Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Certificate Insurer.

     Notwithstanding the foregoing paragraph this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability), or any Net Funds Cap Carryover Amounts.

     The Certificate Insurer will pay any Insured Payment that is a Preference Amount (as described below) on the Business Day (as described below) following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Certificate Insurer that such order is is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Insurer, irrevocably assigning to the Certicate Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Certificate Insurer as agent for such Owner in any form legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Certificate Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Certificate Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Certificate Insurer or any successor fiscal agent appointed by the Certificate Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Certificate Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 2000 among The Provident Bank, as Seller and Master Servicer, and Norwest Bank Minnesota, National Association, as Trustee, without regard to any amendment or supplement thereto unless such amendment or modification has been approved in writing by the Certificate Insurer.

     "Business Day" means any day other than (a) a Saturday or a Sunday, (b) a day on which the Certificate Insurer is closed or (c) a day on which banking institutions in the States of New York or Ohio are required or authorized by law or executive order to close.

     "Deficiency Amount" means for any Distribution Date (A) the excess, if any, of (i) Class Monthly Interest Distributable Amount for each Class of Class A Certificates (net of any Civil Relief Act Interest Shortfalls with respect to the related Loan Group) plus any Class Interest Carryover Shortfall for each Class of Class A Certificates over (ii) funds on deposit in the Distribution Account available to be distributed therefor on such Distribution Date and (B) the Guaranteed Principal Amount.

     "Final Distribution Date" means the Distribution Date in March 2030.

     "Guaranteed Principal Amount means (a) for any Distribution Date (other than the Final Distribution Date for a Certificate Group), the amount, if any, by which the Class A Principal Balance of each Certificate Group exceeds the related Loan Group Principal Balance at the end of the previous month (after giving effect to all distribution of principal on the related Class A Certificates on such Distribution Date) and (b) on the Distribution Date in March 2030, with respect to the Group 1 Certificates and Marc respect to the Group 2 Certificates (after giving effect to all other distribution of principal on the Group I Certificates and the Group 2 Certificates on such Distribution Date, as applicable), an amount equal to the applicable Class A Principal Balance.

     "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount (ii) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Certificate Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Certificate Insurer has caused this Policy to be executed and attested this 31st day of March, 2000.

                                       MBIA INSURANCE CORPORATION

                                       By
                                          ------------------------
                                          President

                                       Attest:

                                       By
                                          ------------------------
                                          Assistant Seeretary







                                   EXHIBIT A
                   TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER 31849

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 31849

State Street Bank and Trust Company, as Fiscal Agent
 for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY 10006
Attention: Municipal Registrar and
           Paying Agency (16th Floor)

MBIA Insurance Corporation
113 King Street
Armonk NY 10504

The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Certificate Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
31849 issued by the Certificate Insurer in respect of the $615,000,000 Provident Bank Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class A-1 and Class A-2 (the "Obligations"), with respect to the Distribution Date occurring on ___________, (the "Applicable Distribution Date") (or with respect to Preference Amounts, the date occurring on ______ ), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 2000 (the "Agreement"), among The Provident Bank as Seller and Master Servicer, and the Trustee, as trustee for the Owners;

           (ii) the Class Monthly Interest Distributable Amount for the Class A-1 Certificates (net of any Civil Relief Act Interest Shortfall with respect to Loan Group 1) is $_______________;

          (iii) the Class Monthly Interest Distributable Amount for the Class A-2 Certificates (net of any Civil Relief Act Interest Shortfall with respect to Loan Group 2) is $_______________;

           (iv) the Class Interest Carryover Shortfall Amount for the Class A-1 Certificates is $_______________;

            (v) the Class Interest Carryover Shortfall Amount for the Class A-2 Certificates is $_______________;

          (vi) the funds on deposit in the Distribution Account (available to be distributed for clauses (ii) through (v) above on such Distribution
     Date) is $_______________;

          (vii) the excess, if any, of (A) the sum of the amounts contained in clauses (ii) through (v) above over (B) the amount set forth in clause
     (vi) above is $_______________;

          (viii) the amount, if any, by which the Class Principal Balance of Group I Certificates exceeds the Loan Group I Principal Balance at the end of the previous month on the Applicable Distribution Date (other than the Final Distribution Date for the Group 1) (after giving effect to all distributions of principal on the Class A-1 Certificates on such Distribution Date) is $__________, and on the Distribution Date in March 2030 (after giving effect to all other distributions of the principal on the Certificates) the amount of any Class Principal Balance of Group 1 Certificates is $_______________;

          (ix) the amount, if any, by which the Class Principal Balance of Group 2 Certificates exceeds the Loan Group 2 Principal Balance at the end of the previous month on the Applicable Distribution Date (other than the Final Distribution Date for the Group 2 Certificates) (after giving effect to all distributions of principal on the Class A-2 Certificates on such Distribution Date) is $________, and on the Distribution Date in March 2030 (after giving effect to all other distributions of principal on the Certificates), the amount of any Class Principal Balance of Group 2 Certificates is $____________,

          (x) the sum of the amounts contained in clause (viii) and (ix) above is (the "Guaranteed Principal Amount");

          (xi) the sum of the amounts contained in clause (vii) and (x) above is $_______________ (the "Deficiency Amount");

          (xii) the amount of any Preference Amount which remains unpaid is $__________ (the "Applicable Preference Amount");

          (xiii) the sum of the Deficiency Amount and the Applicable Preference Amount is $_______________ (the "Insured Payment");

          (xiv) The trustee is making a claim under and pursuant to the terms of the Policy for the Insured Payment to be applied to the payment of
     (xi)above for the Applicable Distribute Date in accordance with the Agreement and, if applicable, to be applied to the payment of (xii) above; and

          (xv) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [CERTIFICATE ACCOUNT].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.



     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.


     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the _____ day of ____________, ____________.

                                 [TRUSTEE]

                                  By
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                                  Title
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